                                                                      Exhibit 99

                            Global Structured Finance

                                 BoAALT 2005-04
                        Group 1 - 30 Yr Alt-A Conforming
                            Collateral Summary Report
                               Apr 13, 2005 16:09

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $303,969,946.54
Loan Count: 2,037
Cut-off Date: 2005-04-01
Avg. Loan Balance: $149,224.32
Avg. Orig. Balance: $149,374.10
W.A. FICO*: 737
W.A. Orig. LTV: 72.92%
W.A. Cut-Off LTV: 72.87%
W.A. Gross Coupon: 6.0389%
W.A. Net Coupon: 5.7853%
W.A. Admin Fee: 0.2536%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 9.04%
% over 100 COLTV: 0.71%
% with PMI: 9.04%
% over 80 with Required PMI: 100.00%
W.A. MI Coverage: 25.54%
W.A. MI Adjusted LTV: 70.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.34%
% Conforming: 100.00%

* FICO not available for 8 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                       Original Balance    Percent
                       -----------------   -------
                       <= 99,999             15.13%
                       100,000 - 199,999     41.75
                       200,000 - 299,999     24.50
                       300,000 - 399,999     15.17
                       400,000 - 499,999      3.27
                       500,000 - 599,999      0.18
                                           -------
                       Total:               100.00%
                                           =======

Average: $149,374.10
Lowest: $13,000.00
Highest: $553,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                       Cut-Off Balance     Percent
                       -----------------   -------
                       <= 99,999             15.62%
                       100,000 - 199,999     42.01
                       200,000 - 299,999     23.95
                       300,000 - 399,999     15.10
                       400,000 - 499,999      3.14
                       500,000 - 599,999      0.18
                                           -------
                       Total:               100.00%
                                           =======

Average: $149,224.32
Lowest: $13,000.00
Highest: $552,449.48

--------------------------------------------------------------------------------

4. Index

                         Index       Percent
                         ---------   -------
                         FIX          100.00%
                                     -------
                         Total:       100.00%
                                     =======

--------------------------------------------------------------------------------

5. Product Type

                       Product Type     Percent
                       -------------    -------
                       30YR              100.00%
                                        -------
                       Total:            100.00%
                                        =======

--------------------------------------------------------------------------------

6. Coupon
                          Coupon    Percent
                          -------   -------
                          5.250        0.33%
                          5.375        0.80
                          5.500        2.00
                          5.625        3.94
                          5.750        9.30
                          5.875       26.15
                          6.000       18.33
                          6.125        9.68
                          6.250       11.60
                          6.375        8.35
                          6.500        5.59
                          6.625        2.90
                          6.750        0.56
                          6.875        0.29
                          7.000        0.04
                          7.125        0.05
                          7.250        0.07
                                    -------
                          Total:     100.00%
                                    =======

W.A.: 6.039
Lowest: 5.250
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

                       Credit Score   Percent
                       ------------   -------
                       800 - 849         4.52%
                       750 - 799        37.57
                       700 - 749        38.51
                       650 - 699        16.38
                       600 - 649         2.51
                       N/A               0.50
                                      -------
                       Total:          100.00%
                                      =======

W.A.: 737
Lowest: 600
Highest: 837

--------------------------------------------------------------------------------

8. Lien Position

                       Lien Position   Percent
                       -------------   -------
                       1                100.00%
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

9. Loan Purpose

                     Loan Purpose          Percent
                     -------------------   -------
                     Purchase                59.87%
                     Refinance-Cashout       27.52
                     Refinance-Rate/Term     12.61
                                           -------
                     Total:                 100.00%
                                           =======

--------------------------------------------------------------------------------

10. Property Type

                       Property Type   Percent
                       -------------   -------
                       SFR               60.01%
                       2-Family          11.78
                       Condo             11.27
                       PUD Detach         9.42
                       PUD Attach         2.21
                       3-Family           2.17
                       4-Family           2.16
                       Townhouse          0.77
                       Condotel           0.20
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

11. Appraisal Method

                     Appraisal Method   Percent
                     ----------------   -------
                     2055E                 6.58%
                     2055IE               10.90
                     2065                  0.01
                     AVM                   8.08
                     FULL                 74.42
                                        -------
                     Total:              100.00%
                                        =======

--------------------------------------------------------------------------------

12. Documentation

                     Documentation     Percent
                     ---------------   -------
                     Reduced             35.73%
                     Standard            35.50
                     Stated              24.32
                     No Ratio             3.98
                     All Ready Home       0.27
                     Rapid                0.20
                                       -------
                     Total:             100.00%
                                       =======

--------------------------------------------------------------------------------

13. Occupancy Status

                     Occupancy Status  Percent
                     ---------------   -------
                     Primary             49.21%
                     Investor            48.89
                     Secondary            1.90
                                       -------
                     Total:             100.00%
                                       =======

--------------------------------------------------------------------------------

14. PMI Providers

                       PMI Providers   Percent
                       -------------   -------
                       NONE              90.96%
                       UGIC               2.84
                       RMIC               1.78
                       PMIC               1.73
                       RGIC               1.22
                       GEMIC              1.13
                       TGIC               0.24
                       MGIC               0.11
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

15. State

                         State        Percent
                         ----------   -------
                         California     22.68%
                         Florida        17.72
                         Texas           6.84
                         Illinois        3.81
                         Virginia        3.25
                         Other          45.70
                                      -------
                         Total:        100.00%
                                      =======

--------------------------------------------------------------------------------

16. California

                      California              Percent
                      ---------------------   -------
                      Northern California       44.19%
                      Southern California       55.81
                                              -------
                      Total:                   100.00%
                                              =======

--------------------------------------------------------------------------------

17. Zip Code

                         Zip Code   Percent
                         --------   -------
                         60505         0.34%
                         93065         0.31
                         92117         0.28
                         91335         0.28
                         90232         0.26
                         Other         98.53
                                    -------
                         Total:      100.00%
                                    =======

--------------------------------------------------------------------------------

18. Delinquency*

                       Delinquency*    Percent
                       -------------   -------
                       0-29 days        100.00%
                                       -------
                       Total:           100.00%
                                       =======

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                       Times 30 Days DLQ   Percent
                       -----------------   -------
                       0                    100.00%
                                           -------
                       Total:               100.00%
                                           =======

--------------------------------------------------------------------------------

20. Convertible Flag

                       Convertible Flag    Percent
                       -----------------   -------
                       N                    100.00%
                                           -------
                       Total:               100.00%
                                           =======

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement   Percent
                    -----------------   -------
                    N                    100.00%
                                        -------
                    Total:               100.00%
                                        =======

--------------------------------------------------------------------------------

22. Original Term

                       Original Term   Percent
                       -------------   -------
                       240                0.53%
                       300                0.44
                       312                0.02
                       360               99.01
                                       -------
                       Total:           100.00%
                                       =======

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                   Cut-Off Remaining Term   Percent
                   ----------------------   -------
                   235 - 240                   0.53%
                   295 - 300                   0.44
                   301 - 342                   0.02
                   355 - 360                  99.01
                                            -------
                   Total:                    100.00%
                                            =======

W.A.: 358.6 months
Lowest: 235 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                     Cutoff Loan Age   Percent
                     ---------------   -------
                     0                   57.35%
                     1 - 6               42.65
                                       -------
                     Total:             100.00%
                                       =======

W.A.: 0.5 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. OLTV

                          OLTV             Percent
                          --------------   -------
                          <= 20.00            0.27%
                          20.01 - 25.00       0.70
                          25.01 - 30.00       0.92
                          30.01 - 35.00       1.18
                          35.01 - 40.00       1.48
                          40.01 - 45.00       1.95
                          45.01 - 50.00       3.06
                          50.01 - 55.00       2.64
                          55.01 - 60.00       3.98
                          60.01 - 65.00       3.34
                          65.01 - 70.00      11.34
                          70.01 - 75.00       9.46
                          75.01 - 80.00      50.61
                          80.01 - 85.00       0.87
                          85.01 - 90.00       5.81
                          90.01 - 95.00       0.45
                          95.01 - 100.00      1.23
                          >= 100.01           0.71
                                           -------
                          Total:            100.00%
                                           =======

W.A.: 72.92%
Lowest: 14.88%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                          Cut-Off LTV      Percent
                          --------------   -------
                          <= 20.00            0.27%
                          20.01 - 25.00       0.70
                          25.01 - 30.00       0.94
                          30.01 - 35.00       1.21
                          35.01 - 40.00       1.45
                          40.01 - 45.00       1.95
                          45.01 - 50.00       3.06
                          50.01 - 55.00       2.64
                          55.01 - 60.00       4.02
                          60.01 - 65.00       3.31
                          65.01 - 70.00      11.34
                          70.01 - 75.00       9.46
                          75.01 - 80.00      50.61
                          80.01 - 85.00       0.87
                          85.01 - 90.00       5.78
                          90.01 - 95.00       0.45
                          95.01 - 100.00      1.23
                          >= 100.01           0.71
                                           -------
                          Total:            100.00%
                                           =======

W.A.: 72.87%
Lowest: 14.87%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-04
                                 Group 2 - 15 Yr
                            Collateral Summary Report

                               Apr 13, 2005 16:32

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $21,115,479.83
Loan Count: 111
Cut-off Date: 2005-04-01
Avg. Loan Balance: $190,229.55
Avg. Orig. Balance: $190,704.66
W.A. FICO*: 734
W.A. Orig. LTV: 63.98%
W.A. Cut-Off LTV: 63.82%
W.A. Gross Coupon: 5.3354%
W.A. Net Coupon: 5.0818%
W.A. Admin Fee: 0.2536%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.02%
% over 100 COLTV: 0.00%
% with PMI: 3.02%
% over 80 with Required PMI: 100.00%
W.A. MI Coverage: 9.74%
W.A. MI Adjusted LTV: 63.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.90%
% Conforming: 58.91%

* FICO not available for 2 loans, or 0.8% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                       Original Balance        Percent
                       ---------------------   -------
                       <= 99,999                 17.12%
                       100,000 - 199,999         18.35
                       200,000 - 299,999          9.84
                       300,000 - 399,999          9.12
                       400,000 - 499,999         12.80
                       600,000 - 699,999          8.75
                       700,000 - 799,999          6.79
                       1,000,000 - 1,499,999     17.22
                                               -------
                       Total:                   100.00%
                                               =======

Average: $190,704.66
Lowest: $22,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                       Cut-Off Balance         Percent
                       ---------------------   -------
                       <= 99,999                 17.59%
                       100,000 - 199,999         17.88
                       200,000 - 299,999         11.26
                       300,000 - 399,999          7.71
                       400,000 - 499,999         12.80
                       500,000 - 599,999          2.83
                       600,000 - 699,999          9.23
                       700,000 - 799,999          3.49
                       1,000,000 - 1,499,999     17.22
                                               -------
                       Total:                   100.00%
                                               =======

Average: $190,229.55
Lowest: $21,921.07
Highest: $1,245,420.27

--------------------------------------------------------------------------------

4. Index

                             Index    Percent
                             ------   -------
                             FIX       100.00%
                                      -------
                             Total:    100.00%
                                      =======

--------------------------------------------------------------------------------

5. Product Type

                       Product Type    Percent
                       -------------   -------
                       15YR             100.00%
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

6. Coupon

                          Coupon    Percent
                          -------   --------
                          4.625         0.44%
                          4.750         0.53
                          4.875         5.04
                          5.000         3.53
                          5.125         8.19
                          5.250        17.91
                          5.375        25.67
                          5.500        38.69
                                    --------
                          Total:      100.00%
                                    ========

W.A.: 5.335
Lowest: 4.625
Highest: 5.500

--------------------------------------------------------------------------------

7. Credit Score

                       Credit Score    Percent
                       -------------   -------
                       800 - 849          9.64%
                       750 - 799         34.31
                       700 - 749         27.10
                       650 - 699         27.54
                       600 - 649          0.62
                       N/A                0.79
                                       -------
                       Total:           100.00%
                                       =======

W.A.: 734
Lowest: 604
Highest: 831

--------------------------------------------------------------------------------

8. Lien Position

                       Lien Position   Percent
                       -------------   -------
                       1                100.00%
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

9. Loan Purpose

                     Loan Purpose          Percent
                     -------------------   -------
                     Refinance-Cashout       42.20%
                     Purchase                34.15
                     Refinance-Rate/Term     23.65
                                           -------
                     Total:                 100.00%
                                           =======

--------------------------------------------------------------------------------

10. Property Type

                       Property Type   Percent
                       -------------   -------
                       SFR               52.29%
                       Condo             18.70
                       PUD Detach         8.41
                       3-Family           7.90
                       2-Family           7.27
                       4-Family           2.72
                       Condotel           1.61
                       PUD Attach         1.10
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

11. Appraisal Method

                      Appraisal Method    Percent
                      -----------------   -------
                      2055E                  4.71%
                      2055IE                 9.55
                      AVM                    7.39
                      FULL                  78.36
                                          -------
                      Total:               100.00%
                                          =======

--------------------------------------------------------------------------------

12. Documentation

                         Documentation   Percent
                         -------------   -------
                         Standard          39.84%
                         Stated            32.86
                         Reduced           19.78
                         No Ratio           4.44
                         Rapid              3.07
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

13. Occupancy Status

                       Occupancy Status   Percent
                       ----------------   -------
                       Primary              47.49%
                       Investor             32.72
                       Secondary            19.79
                                          -------
                       Total:              100.00%
                                          =======

--------------------------------------------------------------------------------

14. PMI Providers

                       PMI Providers   Percent
                       -------------   -------
                       NONE              96.98%
                       RGIC               1.32
                       RMIC               0.85
                       PMIC               0.53
                       UGIC               0.32
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

15. State

                       State           Percent
                       -------------   -------
                       California        25.80%
                       Florida           13.85
                       Illinois           8.96
                       New York           6.08
                       Texas              5.96
                       Other             39.36
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

16. California

                    California              Percent
                    ---------------------   -------
                    Northern California       49.49%
                    Southern California       50.51
                                            -------
                    Total:                   100.00%
                                            =======

--------------------------------------------------------------------------------

17. Zip Code

                         Zip Code    Percent
                         ---------   -------
                         34114          5.90%
                         60527          5.66
                         95316          5.66
                         29455          3.49
                         94123          3.30
                         Other         75.99
                                     -------
                         Total:       100.00%
                                     =======

--------------------------------------------------------------------------------

18. Delinquency*

                       Delinquency*    Percent
                       -------------   -------
                       0-29 days        100.00%
                                       -------
                       Total:           100.00%
                                       =======

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ     Percent
                    -------------------   -------
                    0                      100.00%
                                          -------
                    Total:                 100.00%
                                          =======

--------------------------------------------------------------------------------

20. Convertible Flag

                     Convertible Flag   Percent
                     ----------------   -------
                     N                   100.00%
                                        -------
                     Total:              100.00%
                                        =======

--------------------------------------------------------------------------------

21. Buydown Agreement

                     Buydown Agreement   Percent
                     -----------------   -------
                     N                    100.00%
                                         -------
                     Total:               100.00%
                                         =======

--------------------------------------------------------------------------------

22. Original Term

                       Original Term   Percent
                       -------------   -------
                       180              100.00%
                                       -------
                       Total:           100.00%
                                       =======

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                 Cut-Off Remaining Term   Percent
                 ----------------------   -------
                 175 - 180                 100.00%
                                          -------
                 Total:                    100.00%
                                          =======

W.A.: 179.4 months
Lowest: 178 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                     Cutoff Loan Age   Percent
                     ---------------   -------
                     0                   46.36%
                     1 - 6               53.64
                                       -------
                     Total:             100.00%
                                       =======

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. OLTV

                        OLTV             Percent
                        --------------   -------
                        <= 20.00            0.75%
                        20.01 - 25.00       0.20
                        25.01 - 30.00       0.57
                        30.01 - 35.00       4.02
                        35.01 - 40.00       3.29
                        40.01 - 45.00       0.71
                        45.01 - 50.00      10.48
                        50.01 - 55.00       3.16
                        55.01 - 60.00      13.52
                        60.01 - 65.00      10.05
                        65.01 - 70.00      14.85
                        70.01 - 75.00      13.07
                        75.01 - 80.00      22.31
                        80.01 - 85.00       1.14
                        85.01 - 90.00       1.88
                                         -------
                        Total:            100.00%
                                         =======

W.A.: 63.98%
Lowest: 10.70%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV
                       Cut-Off LTV     Percent
                       -------------   -------
                       <= 20.00           0.75%
                       20.01 - 25.00      0.20
                       25.01 - 30.00      0.57
                       30.01 - 35.00      4.02
                       35.01 - 40.00      3.29
                       40.01 - 45.00      0.71
                       45.01 - 50.00     10.48
                       50.01 - 55.00      3.16
                       55.01 - 60.00     13.52
                       60.01 - 65.00     10.05
                       65.01 - 70.00     16.97
                       70.01 - 75.00     10.95
                       75.01 - 80.00     22.31
                       80.01 - 85.00      1.14
                       85.01 - 90.00      1.88
                                       -------
                       Total:           100.00%
                                       =======

W.A.: 63.82%
Lowest: 10.70%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-04
                                 Group 3 - 15 Yr
                            Collateral Summary Report

                               Apr 13, 2005 16:34

--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 3
Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Cut-Off Balance
4.   Index
5.   Product Type
6.   Coupon
7.   Credit Score
8.   Lien Position
9.   Loan Purpose
10.  Property Type
11.  Appraisal Method
12.  Documentation
13.  Occupancy Status
14.  PMI Providers
15.  State
16.  California
17.  Zip Code
18.  Delinquency*
19.  Times 30 Days DLQ
20.  Convertible Flag
21.  Buydown Agreement
22.  Original Term
23.  Cut-Off Remaining Term
24.  Cutoff Loan Age
25.  OLTV
26.  Cut-Off LTV

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $31,274,574.71
Loan Count: 270
Cut-off Date: 2005-04-01
Avg. Loan Balance: $115,831.76
Avg. Orig. Balance: $116,021.92
W.A. FICO*: 737
W.A. Orig. LTV: 60.70%
W.A. Cut-Off LTV: 60.60%
W.A. Gross Coupon: 5.8012%
W.A. Net Coupon: 5.5476%
W.A. Admin Fee: 0.2536%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 0 months
% over 80 COLTV: 3.82%
% over 100 COLTV: 0.00%
% with PMI: 3.82%
% over 80 with Required PMI: 100.00%
W.A. MI Coverage: 11.52%
W.A. MI Adjusted LTV: 60.21%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.19%
% Conforming: 87.67%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance         Percent
                    ----------------------   -------
                    <= 99,999                  26.99%
                    100,000 - 199,999          37.29
                    200,000 - 299,999          11.30
                    300,000 - 399,999          10.49
                    400,000 - 499,999           2.90
                    500,000 - 599,999           5.12
                    800,000 - 899,999           2.72
                    1,000,000 - 1,499,999       3.19
                                             -------
                    Total:                    100.00%
                                             =======

Average: $116,021.92
Lowest: $15,450.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                      Cut-Off Balance      Percent
                      ------------------   -------
            (less than)= 99,999              27.63%
                      100,000 - 199,999      36.65
                      200,000 - 299,999      11.30
                      300,000 - 399,999      10.49
                      400,000 - 499,999       4.49
                      500,000 - 599,999       3.53
                      800,000 - 899,999       2.72
                      900,000 - 999,999       3.19
                                           -------
                      Total:                100.00%
                                           =======

Average: $115,831.76
Lowest: $15,396.30
Highest: $996,412.49

--------------------------------------------------------------------------------

4. Index

                           Index    Percent
                           ------   -------
                           FIX       100.00%
                                    -------
                           Total:    100.00%
                                    =======

--------------------------------------------------------------------------------

5. Product Type

                         Product Type   Percent
                         ------------   -------
                         15YR            100.00%
                                        -------
                         Total:          100.00%
                                        =======

--------------------------------------------------------------------------------

6. Coupon

                           Coupon    Percent
                           -------   -------
                           5.500        8.66%
                           5.625       12.32
                           5.750       34.71
                           5.875       28.53
                           6.000       10.39
                           6.125        1.80
                           6.250        2.86
                           6.500        0.74
                                     -------
                           Total:     100.00%
                                     =======

W.A.: 5.801
Lowest: 5.500
Highest: 6.500

--------------------------------------------------------------------------------

7. Credit Score

                         Credit Score   Percent
                         ------------   -------
                         800 - 849         6.05%
                         750 - 799        35.69
                         700 - 749        36.11
                         650 - 699        20.20
                         600 - 649         1.94
                                        -------
                         Total:          100.00%
                                        =======

W.A.: 737
Lowest: 606
Highest: 838

--------------------------------------------------------------------------------

8. Lien Position

                         Lien Position   Percent
                         -------------   -------
                         1                100.00%
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

9. Loan Purpose

                      Loan Purpose           Percent
                      --------------------   -------
                      Refinance-Cashout        45.41%
                      Refinance-Rate/Term      29.48
                      Purchase                 25.12
                                             -------
                      Total:                  100.00%
                                             =======

--------------------------------------------------------------------------------

10. Property Type

                       Property Type   Percent
                       -------------   -------
                       SFR               65.36%
                       2-Family          11.03
                       Condo              9.00
                       PUD Detach         4.41
                       4-Family           2.96
                       PUD Attach         2.75
                       3-Family           2.57
                       Townhouse          1.91
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

11. Appraisal Method

                       Appraisal Method   Percent
                       ----------------   -------
                       2055E                14.11%
                       2055IE               13.31
                       AVM                  18.88
                       FULL                 53.69
                                          -------
                       Total:              100.00%
                                          =======

--------------------------------------------------------------------------------

12. Documentation

                       Documentation      Percent
                       ----------------   -------
                       Reduced              44.85%
                       Stated               24.76
                       Standard             23.75
                       No Ratio              4.43
                       All Ready Home        2.03
                       Rapid                 0.19
                                          -------
                       Total:              100.00%
                                          =======

--------------------------------------------------------------------------------

13. Occupancy Status

                       Occupancy Status   Percent
                       ----------------   -------
                       Investor             69.20%
                       Primary              27.84
                       Secondary             2.95
                                          -------
                       Total:              100.00%
                                          =======

--------------------------------------------------------------------------------

14. PMI Providers

                       PMI Providers   Percent
                       -------------   -------
                       NONE              96.18%
                       PMIC               0.97
                       RGIC               0.79
                       GEMIC              0.62
                       RMIC               0.59
                       MGIC               0.44
                       UGIC               0.41
                                       -------
                       Total:           100.00%
                                       =======

--------------------------------------------------------------------------------

15. State

                       State         Percent
                       -----------   -------
                       California      34.96%
                       Florida         14.23
                       Texas            6.16
                       Virginia         5.29
                       Maryland         4.77
                       Other           34.59
                                     -------
                       Total:         100.00%
                                     =======

--------------------------------------------------------------------------------

16. California

                       California             Percent
                       --------------------   -------
                       Northern California      34.73%
                       Southern California      65.27
                                              -------
                       Total:                  100.00%
                                              =======

--------------------------------------------------------------------------------

17. Zip Code

                       Zip Code   Percent
                       --------   -------
                       90210         3.19%
                       92651         2.72
                       11366         1.91
                       60605         1.62
                       92007         1.59
                       Other        88.98
                                  -------
                       Total:      100.00%
                                  =======

--------------------------------------------------------------------------------

18. Delinquency*

                       Delinquency*    Percent
                       -------------   -------
                       0-29 days        100.00%
                                       -------
                       Total:           100.00%
                                       =======

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                       Times 30 Days DLQ   Percent
                       -----------------   -------
                       0                    100.00%
                                           -------
                       Total:               100.00%
                                           =======

--------------------------------------------------------------------------------

20. Convertible Flag

                       Convertible Flag    Percent
                       -----------------   -------
                       N                    100.00%
                                           -------
                       Total:               100.00%
                                           =======

--------------------------------------------------------------------------------

21. Buydown Agreement

                       Buydown Agreement   Percent
                       -----------------   -------
                       N                    100.00%
                                           -------
                       Total:               100.00%
                                           =======

--------------------------------------------------------------------------------

22. Original Term

                       Original Term   Percent
                       -------------   -------
                       132                0.10%
                       180               99.90
                                       -------
                       Total:           100.00%
                                       =======

W.A.: 180.0 months
Lowest: 132 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                 Cut-Off Remaining Term   Percent
                 ----------------------   -------
                 121 - 168                   0.10%
                 175 - 180                  99.90
                                          -------
                 Total:                    100.00%
                                          =======

W.A.: 179.5 months
Lowest: 131 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                     Cutoff Loan Age   Percent
                     ---------------   -------
                     0                   56.34%
                     1 - 6               43.66
                                       -------
                     Total:             100.00%
                                       =======

W.A.: 0.5 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                         OLTV             Percent
                         --------------   -------
                         <= 20.00            2.68%
                         20.01 - 25.00       1.56
                         25.01 - 30.00       2.94
                         30.01 - 35.00       2.42
                         35.01 - 40.00       9.49
                         40.01 - 45.00       4.54
                         45.01 - 50.00       6.78
                         50.01 - 55.00       8.54
                         55.01 - 60.00       5.42
                         60.01 - 65.00       3.59
                         65.01 - 70.00      11.71
                         70.01 - 75.00      14.54
                         75.01 - 80.00      21.96
                         80.01 - 85.00       0.31
                         85.01 - 90.00       3.51
                                          -------
                         Total:            100.00%
                                          =======

W.A.: 60.70%
Lowest: 11.57%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                         Cut-Off LTV     Percent
                         -------------   -------
                         <= 20.00           2.68%
                         20.01 - 25.00      1.56
                         25.01 - 30.00      2.94
                         30.01 - 35.00      2.42
                         35.01 - 40.00      9.49
                         40.01 - 45.00      4.76
                         45.01 - 50.00      6.56
                         50.01 - 55.00      8.54
                         55.01 - 60.00      5.42
                         60.01 - 65.00      3.59
                         65.01 - 70.00     11.71
                         70.01 - 75.00     14.54
                         75.01 - 80.00     21.96
                         80.01 - 85.00      0.31
                         85.01 - 90.00      3.51
                                         -------
                         Total:           100.00%
                                         =======

W.A.: 60.60%
Lowest: 11.53%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-04
                       15 Yr Alt-A & Conforming Mortgages
                            Collateral Summary Report

                               Apr 13, 2005 16:40

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $52,390,054.54
Loan Count: 381
Cut-off Date: 2005-04-01
Avg. Loan Balance: $137,506.70
Avg. Orig. Balance: $137,779.88
W.A. FICO*: 736
W.A. Orig. LTV: 62.02%
W.A. Cut-Off LTV: 61.90%
W.A. Gross Coupon: 5.6135%
W.A. Net Coupon: 5.3599%
W.A. Admin Fee: 0.2536%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.50%
% over 100 COLTV: 0.00%
% with PMI: 3.50%
% over 80 with Required PMI: 100.00%
W.A. MI Coverage: 10.90%
W.A. MI Adjusted LTV: 61.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.38%
% Conforming: 76.08%

* FICO not available for 2 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                       Original Balance         Percent
                       ----------------------   -------
                       <= 99,999                  23.01%
                       100,000 - 199,999          29.66
                       200,000 - 299,999          10.72
                       300,000 - 399,999           9.94
                       400,000 - 499,999           6.89
                       500,000 - 599,999           3.06
                       600,000 - 699,999           3.53
                       700,000 - 799,999           2.74
                       800,000 - 899,999           1.62
                       1,000,000 - 1,499,999       8.84
                                                -------
                       Total:                    100.00%
                                                =======

Average: $137,779.88
Lowest: $15,450.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                       Cut-Off Balance          Percent
                       ----------------------   -------
                       <= 99,999                  23.58%
                       100,000 - 199,999          29.09
                       200,000 - 299,999          11.29
                       300,000 - 399,999           9.37
                       400,000 - 499,999           7.84
                       500,000 - 599,999           3.25
                       600,000 - 699,999           3.72
                       700,000 - 799,999           1.40
                       800,000 - 899,999           1.62
                       900,000 - 999,999           1.90
                       1,000,000 - 1,499,999       6.94
                                                -------
                       Total:                    100.00%
                                                =======

Average: $137,506.70
Lowest: $15,396.30
Highest: $1,245,420.27

--------------------------------------------------------------------------------

4. Index

                            Index     Percent
                            -------   -------
                            FIX        100.00%
                                      -------
                            Total:     100.00%
                                      =======

--------------------------------------------------------------------------------

5. Product Type

                       Product Type   Percent
                       ------------   -------
                       15YR            100.00%
                                      -------
                       Total:          100.00%
                                      =======

--------------------------------------------------------------------------------

6. Coupon

                          Coupon   Percent
                          -------  -------
                          4.625       0.18%
                          4.750       0.21
                          4.875       2.03
                          5.000       1.42
                          5.125       3.30
                          5.250       7.22
                          5.375      10.35
                          5.500      20.76
                          5.625       7.35
                          5.750      20.72
                          5.875      17.03
                          6.000       6.20
                          6.125       1.07
                          6.250       1.71
                          6.500       0.44
                                   -------
                          Total:    100.00%
                                   =======

W.A.: 5.613
Lowest: 4.625
Highest: 6.500

--------------------------------------------------------------------------------

7. Credit Score

                      Credit Score    Percent
                      -------------   -------
                      800 - 849          7.50%
                      750 - 799         35.14
                      700 - 749         32.48
                      650 - 699         23.16
                      600 - 649          1.41
                      N/A                0.32
                                      -------
                      Total:           100.00%
                                      =======

W.A.: 736
Lowest: 604
Highest: 838

--------------------------------------------------------------------------------

8. Lien Position

                        Lien Position   Percent
                        -------------   -------
                        1                100.00%
                                        -------
                        Total:           100.00%
                                        =======

--------------------------------------------------------------------------------

9. Loan Purpose

                     Loan Purpose           Percent
                     --------------------   -------
                     Refinance-Cashout        44.11%
                     Purchase                 28.76
                     Refinance-Rate/Term      27.13
                                            -------
                     Total:                  100.00%
                                            =======

--------------------------------------------------------------------------------

10. Property Type

                       Property Type    Percent
                       --------------   -------
                       SFR                60.09%
                       Condo              12.91
                       2-Family            9.51
                       PUD Detach          6.02
                       3-Family            4.72
                       4-Family            2.87
                       PUD Attach          2.09
                       Townhouse           1.14
                       Condotel            0.65
                                        -------
                       Total:            100.00%
                                        =======

--------------------------------------------------------------------------------

11. Appraisal Method

                     Appraisal Method    Percent
                     -----------------   -------
                     2055E                 10.32%
                     2055IE                11.79
                     AVM                   14.25
                     FULL                  63.63
                                         -------
                     Total:               100.00%
                                         =======

--------------------------------------------------------------------------------
12. Documentation

                     Documentation       Percent
                     -----------------   -------
                     Reduced               34.74%
                     Standard              30.24
                     Stated                28.02
                     No Ratio               4.43
                     Rapid                  1.35
                     All Ready Home         1.21
                                         -------
                     Total:               100.00%
                                         =======

--------------------------------------------------------------------------------

13. Occupancy Status

                     Occupancy Status    Percent
                     -----------------   -------
                     Investor              54.50%
                     Primary               35.76
                     Secondary              9.74
                                         -------
                     Total:               100.00%
                                         =======

--------------------------------------------------------------------------------

14. PMI Providers

                     PMI Providers    Percent
                     --------------   -------
                     NONE               96.50%
                     RGIC                1.00
                     PMIC                0.79
                     RMIC                0.69
                     UGIC                0.38
                     GEMIC               0.37
                     MGIC                0.26
                                      -------
                     Total:            100.00%
                                      =======

--------------------------------------------------------------------------------

15. State

                     State         Percent
                     ------------  -------
                     California      31.27%
                     Florida         14.08
                     Texas            6.08
                     Illinois         5.16
                     Maryland         4.30
                     Other           39.12
                                   -------
                     Total:         100.00%
                                   =======

--------------------------------------------------------------------------------

16. California

                   California             Percent
                   --------------------   -------
                   Northern California      39.64%
                   Southern California      60.36
                                          -------
                   Total:                  100.00%
                                          =======

--------------------------------------------------------------------------------

17. Zip Code

                        Zip Code   Percent
                        --------   -------
                        34114         2.38%
                        60527         2.28
                        95316         2.28
                        90210         1.90
                        92651         1.62
                        Other         89.53
                                    -------
                        Total:       100.00%
                                    =======

--------------------------------------------------------------------------------

18. Delinquency*

                      Delinquency*    Percent
                      -------------   -------
                      0-29 days        100.00%
                                      -------
                      Total:           100.00%
                                      =======

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                     Times 30 Days DLQ   Percent
                     -----------------   -------
                     0                    100.00%
                                         -------
                     Total:               100.00%
                                         =======

--------------------------------------------------------------------------------

20. Convertible Flag

                     Convertible Flag   Percent
                     ----------------   -------
                     N                   100.00%
                                        -------
                     Total:              100.00%
                                        =======

--------------------------------------------------------------------------------

21. Buydown Agreement

                     Buydown Agreement   Percent
                     -----------------   -------
                     N                    100.00%
                                         -------
                     Total:               100.00%
                                         =======

--------------------------------------------------------------------------------

22. Original Term

                     Original Term    Percent
                     --------------   -------
                     132                 0.06%
                     180                99.94
                                      -------
                     Total:            100.00%
                                      =======

W.A.: 180.0 months
Lowest: 132 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                   Cut-Off Remaining Term   Percent
                   ----------------------   -------
                   121 - 168                   0.06%
                   175 - 180                  99.94
                                            -------
                   Total:                    100.00%
                                            =======

W.A.: 179.5 months
Lowest: 131 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                     Cutoff Loan Age   Percent
                     ---------------   -------
                     0                   52.32%
                     1 - 6               47.68
                                       -------
                     Total:             100.00%
                                       =======

W.A.: 0.5 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                        OLTV            Percent
                        -------------   -------
                        <= 20.00           1.90%
                        20.01 - 25.00      1.01
                        25.01 - 30.00      1.98
                        30.01 - 35.00      3.07
                        35.01 - 40.00      6.99
                        40.01 - 45.00      3.00
                        45.01 - 50.00      8.27
                        50.01 - 55.00      6.37
                        55.01 - 60.00      8.68
                        60.01 - 65.00      6.19
                        65.01 - 70.00     12.98
                        70.01 - 75.00     13.95
                        75.01 - 80.00     22.10
                        80.01 - 85.00      0.64
                        85.01 - 90.00      2.85
                                        -------
                        Total:           100.00%
                                        =======

W.A.: 62.02%
Lowest: 10.70%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                      Cut-Off LTV     Percent
                      -------------   -------
                      <= 20.00           1.90%
                      20.01 - 25.00      1.01
                      25.01 - 30.00      1.98
                      30.01 - 35.00      3.07
                      35.01 - 40.00      6.99
                      40.01 - 45.00      3.13
                      45.01 - 50.00      8.14
                      50.01 - 55.00      6.37
                      55.01 - 60.00      8.68
                      60.01 - 65.00      6.19
                      65.01 - 70.00     13.83
                      70.01 - 75.00     13.09
                      75.01 - 80.00     22.10
                      80.01 - 85.00      0.64
                      85.01 - 90.00      2.85
                                      -------
                      Total:           100.00%
                                      =======

W.A.: 61.90%
Lowest: 10.70%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.